Intangible Assets Estimated Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2024	¥ 28,968	$ 4,080
2025	28,674	4,039
2026	28,220	3,975
2027	28,017	3,946
2028	27,881	3,927
Thereafter	76,799	10,816
Net carrying value, finite-lived	¥ 218,559	$ 30,783	¥ 8,430